Natus Medical Announces Second Quarter Financial Results

•	Reports record second quarter revenue of $130.7 million

•	Reports second quarter GAAP loss per share of $0.08 and non-GAAP earnings per share of $0.35

•	Updates annual revenue and earnings guidance for 2018

PLEASANTON, Calif. (July 25, 2018) - Natus Medical Incorporated (NASDAQ: BABY) today announced financial results for the three months and full year ended June 30, 2018.

For the second quarter ended June 30, 2018, the Company reported revenue of $130.7 million, an increase of 7.0% compared to $122.2 million reported for the second quarter 2017. GAAP gross profit margin was 57.4% vs. 54.1% in the second quarter 2017. GAAP net loss was $2.6 million, or $0.08 per share, compared with GAAP net loss of $5.0 million, or $0.15 per share in the second quarter 2017.

Non-GAAP earnings per diluted share was $0.35 for the second quarter 2018, compared to $0.34 in the second quarter 2017. Non-GAAP net income was $11.6 million for the second quarter 2018 compared to the prior year's second quarter non-GAAP net income of $11.2 million. Non-GAAP gross profit margin was 62.1% vs. 60.6% reported for the second quarter of 2017.

For the six months ended June 30, 2018, the Company reported revenue of $259.3 million, an increase of 5.0% compared to $246.9 million reported for the same period in 2017. GAAP gross profit margin was 56.6% vs. 53.8% reported for the same period in 2017. GAAP net loss was $5.7 million, or $0.17 per share, compared with GAAP net loss of $4.7 million, or $0.14 per share in the same period in 2017.

Non-GAAP earnings per diluted share was $0.59 for the first six months in 2018, compared to $0.64 in the same period in 2017. The Company reported non-GAAP net income of $19.6 million for the six months ended June 30, 2018, compared to the prior year's non-GAAP net income of $21.0 million.

The Company repurchased $0.9 million of its stock and repaid $10.0 million of outstanding debt during the second quarter of 2018.

“Our non-GAAP earnings per share considerably exceeded our guidance at 35 cents. Our improved margins reflect strength in our neuro business where organic revenue grew 2% in the quarter. The quarter’s results also reflect meaningful progress in the integration of Otometrics and solid profitability from our newborn care business,” said Jonathan Kennedy, President and Chief Executive Officer of Natus.

“Our updated outlook reflects our assessment of the effects of potentially shifting seasonality and global trade uncertainty, which affects our visibility into second half results,” Kennedy continued.

Financial Guidance

For the third quarter of 2018, the Company provided revenue guidance to $131.0 million to $135.0 million and non-GAAP earnings per share guidance of $0.40 to $0.44.

For the full year 2018, the Company updated its revenue guidance to $525.0 million to $535.0 million from $535.0 million to $540.0 million and updated its non-GAAP earnings per share guidance to $1.50 to $1.60 from $1.60 to $1.65.

The Company's non-GAAP earnings per share guidance excludes charges for amortization expense associated with intangible assets from prior acquisitions, certain other expenses, and related tax effects, which the Company expects to be approximately $8.9 million and $47.3 million for the third quarter 2018 and full year, respectively, and which the Company expects will reduce GAAP earnings per share by approximately $0.21 and $1.15 for the respective periods.

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin results which exclude amortization expense associated with certain acquisition-related intangibles, restructuring charges, certain discrete items, direct costs of acquisitions, and the related tax effects. A reconciliation between non-GAAP and GAAP financial measures is included in this press release.

The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense and excludes all but restructuring charges from the calculation of non-GAAP gross margin: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses, which are excluded in the non-GAAP items, are exclusively related to permanent reductions in our workforce and redundant facility closures. 3) Certain discrete items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results, and each significant discrete transaction is evaluated to determine whether it should be excluded from non-GAAP reporting. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the expenses excluded from non-GAAP financial reporting. The nature of each quarterly discrete transaction will be evaluated to determine whether it should be excluded from non-GAAP reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Conference Call

Natus has scheduled an investment-community conference call to discuss this announcement beginning at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time) today, July 25, 2018. Individuals interested in listening to the conference call may do so by dialing 1-844-634-1441 for domestic callers, or 1-508-637-5658 for international callers, and entering reservation code 3879826. A telephone replay will be available for 48 hours following the conclusion of the call by dialing 1-855-859-2056 for domestic callers, or 1-404-537-3406 for international callers, and entering reservation code 3879826. The conference call also will be available real-time via the Internet at http://investor.natus.com, and a recording of the call will be available on the Company’s Web site for 90 days following the completion of the call.

About Natus Medical Incorporated

Natus is a leading provider of healthcare products and services used for the screening, detection, treatment, monitoring and tracking of common medical ailments in newborn care, hearing impairment, neurological dysfunction, neurosurgery, epilepsy, sleep disorders, and balance and mobility disorders.

Additional information about Natus Medical can be found at www.natus.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans, intentions and strategies of Natus. These forward-looking statements include statements regarding the anticipated revenue and GAAP and non-GAAP earnings per share for the third quarter and full year 2018 and the impact of amortization expense associated with acquisition-related intangible assets, certain other expenses, and related tax effects. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. Our future results could differ materially due to a number of factors, including the effects of competition, our ability to successfully integrate and achieve our profitability goals from recent acquisitions, the demand for our products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on our target markets, our ability to expand our sales in international markets, our ability to maintain current sales levels in a mature domestic market, our ability to control costs, risks associated with bringing new products to market, and our ability to fulfill product orders on a timely basis. Natus disclaims any obligation to update information contained in any forward looking statement.

More information about potential risk factors that could affect the business and financial results of Natus is included in Natus' annual report on Form 10-K for the year ended December 31, 2017, and its subsequent quarterly reports on Form 10-Q and in other reports filed from time to time by Natus with the U.S. Securities and Exchange Commission.

Natus Medical Incorporated
Sharon R. Villaverde
Interim Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Revenue	$130,653	$122,227	$259,261	$246,887
Cost of revenue	52,897	54,589	108,266	111,502
Intangibles amortization	2,717	1,500	4,305	2,500
Gross profit	75,039	66,138	146,690	132,885
Gross profit margin	57.4%	54.1%	56.6%	53.8%
Operating expenses:
Marketing and selling	33,401	30,354	69,273	62,569
Research and development	15,616	13,713	31,059	26,466
General and administrative	23,721	24,156	41,169	40,172
Intangibles amortization	4,151	3,885	8,957	7,959
Restructuring	1,938	307	2,750	593
Total operating expenses	78,827	72,415	153,208	137,759
Income from operations	(3,788)	(6,277)	(6,518)	(4,874)
Interest expense	(1,647)	(1,281)	(3,596)	(2,261)
Other income/(expense), net	(751)	903	(622)	843
Income before tax	(6,186)	(6,655)	(10,736)	(6,292)
Provision for income tax expense	(3,609)	(1,621)	(5,009)	(1,606)
Net (loss) income	$(2,577)	$(5,034)	$(5,727)	$(4,686)
Earnings (loss) per share:
Basic	$(0.08)	$(0.15)	$(0.17)	$(0.14)
Diluted	$(0.08)	$(0.15)	$(0.17)	$(0.14)
Weighted-average shares:
Basic	32,859	32,529	32,809	32,507
Diluted	32,859	32,529	32,809	32,507

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	June 30,	March 31,	December 31,
	2018	2018	2017
ASSETS

Current assets:
Cash and investments	$54,908	$64,471	$88,950
Accounts receivable, net	122,971	128,056	126,809
Inventories	76,630	74,543	71,529
Other current assets	32,224	23,863	18,340
Total current assets	286,733	290,933	305,628

Property and equipment, net	21,645	22,618	22,071
Goodwill and intangible assets	326,109	340,786	345,580
Deferred income tax	10,296	10,632	10,709
Other assets	18,855	17,949	25,931
Total assets	$663,638	$682,918	$709,919

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$24,053	$24,388	$25,242
Accrued liabilities	54,578	54,066	51,738
Deferred revenue	17,188	16,615	15,157
Total current liabilities	95,819	95,069	92,137

Long-term liabilities:
Long-term debt, net	119,379	129,331	154,283
Deferred income tax	18,936	19,763	19,407
Other long-term liabilities	21,970	21,925	21,995
Total liabilities	256,104	266,088	287,822
Total stockholders’ equity	407,534	416,830	422,097
Total liabilities and stockholders’ equity	$663,638	$682,918	$709,919

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Quarter Ended
	June 30, 2018	June 30, 2017
Operating activities:
Net loss	$(2,577)	$(5,034)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for losses on accounts receivable	3,171	5,353
Depreciation and amortization	8,779	7,075
Loss on disposal of property and equipment	108	(11)
Warranty reserve	2,100	2,902
Share-based compensation	3,219	2,219
Changes in operating assets and liabilities:
Accounts receivable	4,306	(6,532)
Inventories	(5,369)	1,470
Prepaid expenses and other assets	(9,751)	(1,709)
Accounts payable	258	352
Accrued liabilities	(149)	(2,245)
Deferred revenue	668	441
Deferred income tax	239	4,757
Net cash provided by operating activities	5,002	9,038
Investing activities:
Acquisition of businesses, net of cash acquired	151	(5,730)
Purchases of property and equipment	(914)	(493)
Purchase of intangible assets	(298)	—
Sale of short-term investments	—	9,084
Net cash provided by (used in) investing activities	(1,061)	2,861
Financing activities:
Proceeds from stock option exercises and Employee Stock Purchase Program purchases	4,515	1,825
Repurchase of common stock	(894)	(960)
Taxes paid related to net share settlement of equity awards	(307)	(539)
Deferred debt issuance costs	—	—
Contingent consideration earn-out	—	(500)
Proceeds from borrowings	—	—
Payments on borrowings	(10,000)	(40,000)
Net cash used in financing activities	(6,686)	(40,174)
Exchange rate changes effect on cash and cash equivalents	(6,818)	4,800
Net decrease in cash and cash equivalents	(9,563)	(23,475)
Cash and cash equivalents, beginning of period	64,471	103,778
Cash and cash equivalents, end of period	$54,908	$80,303

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
GAAP based results:
Income before provision for income tax	$(6,186)	$(6,655)	$(10,736)	$(6,292)

Non-GAAP adjustments:
Intangibles amortization - (COGS)	2,717	1,500	4,305	2,500
Recall accrual and remediation efforts (COGS)	2,305	2,381	2,573	4,659
Restructuring and other non-recurring costs (COGS)	27	1,684	27	1,684
Direct costs of acquisitions (COGS)	1,072	2,401	3,480	4,370
Intangibles amortization - (OPEX)	4,151	3,885	8,957	7,959
Direct costs of acquisitions (M&S)	387	(31)	409	(36)
Recall accrual and remediation efforts (R&D)	1,741	2,406	3,587	5,103
Direct costs of acquisitions (R&D)	138	—	184	—
Restructuring and other non-recurring costs (G&A)	4,239	4,848	5,206	5,080
Direct costs of acquisitions (G&A)	789	852	3,180	913
Restructuring and other non-recurring costs (OI&E)	(2)	—	366	—
Direct costs of acquisitions (OI&E)	—	24	—	48
Extraordinary annual meeting expenses	2,214	—	2,214	—
Extraordinary patent litigation	754	750	996	1,336
Non-GAAP income before provision for income tax	14,346	14,045	24,748	27,324

Income tax expense, as adjusted	$2,755	$2,841	$5,130	$6,292

Non-GAAP net income	$11,591	$11,204	$19,618	$21,032
Non-GAAP earnings per share:
Basic	$0.35	$0.34	$0.60	$0.65
Diluted	$0.35	$0.34	$0.59	$0.64

Weighted-average shares used to compute
Basic non-GAAP earnings per share	32,859	32,529	32,809	32,507
Diluted non-GAAP earnings per share	33,241	33,034	33,196	33,061

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
GAAP Gross Profit	75,039	66,138	146,690	132,885
Amortization of intangibles	2,717	1,500	4,305	2,500
Acquisition charges	1,072	2,401	3,480	4,370
Recall accrual and remediation efforts	2,305	2,381	2,573	4,659
Restructuring and other non-recurring costs (COGS)	27	1,684	27	1,684
Non-GAAP Gross Profit	81,160	74,104	157,075	146,098
Non-GAAP Gross Margin	62.1%	60.6%	60.6%	59.2%

GAAP Operating Profit	(3,788)	(6,277)	(6,518)	(4,874)
Amortization of intangibles	6,868	5,385	13,262	10,459
Recall accrual and remediation efforts	4,046	4,787	6,160	9,762
Extraordinary patent litigation	754	750	996	1,336
Restructuring and other non-recurring costs	4,266	6,532	5,233	6,764
Acquisition charges	2,386	3,222	7,253	5,247
Extraordinary annual meeting expenses	2,214	—	2,214	—
Non-GAAP Operating Profit	16,746	14,399	28,600	28,694
Non-GAAP Operating Margin	12.8%	11.8%	11.0%	11.6%

GAAP Provision for income tax expense (benefit)	(3,609)	(1,621)	(5,009)	(1,606)
Effect of accumulated change of pretax income	7,072	3,791	10,791	7,041
Effect of change in annual expected tax rate	(1,531)	467	(1,584)	653
Repatriation tax adjustment	(88)	—	101	—
Stock-based compensation adjustment	911	—	831	—
Effect on acquisition cost	—	204	—	204
Non-GAAP Income tax expense, as adjusted	2,755	2,841	5,130	6,292

	Quarter Ended	Year Ended
	September 30, 2018	December 31, 2018
GAAP EPS Guidance	$0.19 - $0.23	$0.35 - $0.45
Amortization of Intangibles	0.21	0.85
Restructuring and other non-recurring costs	—	0.08
Litigation	—	0.03
Recall Accrual and Remediation Efforts	0.06	0.27
Direct cost of acquisitions	—	0.22
Tax effect	(0.06)	(0.30)
Non-GAAP EPS Guidance	$0.40 - $0.44	$1.50 - $1.60

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GROSS MARGIN BY BUSINESS UNIT (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Neuro:
Revenue	$70,408	$59,317	$136,371	$115,585
Cost of revenue	26,461	21,257	54,355	43,792
Intangibles amortization	1,814	455	2,464	900
Gross profit	42,133	37,605	79,552	70,893
Gross profit margin	59.8%	63.4%	58.3%	61.3%

Newborn care:
Revenue	$29,087	$34,108	$59,978	$74,742
Cost of revenue	13,469	19,699	25,178	39,393
Intangibles amortization	119	127	239	211
Gross profit	15,499	14,282	34,561	35,138
Gross profit margin	53.3%	41.9%	57.6%	47.0%

Otometrics:
Revenue	$31,158	$28,802	$62,912	$56,560
Cost of revenue	12,967	13,632	28,734	28,318
Intangibles amortization	784	919	1,601	1,388
Gross profit	17,407	14,251	32,577	26,854
Gross profit margin	55.9%	49.5%	51.8%	47.5%

Consolidated:
Revenue	$130,653	$122,227	$259,261	$246,887
Cost of revenue	52,897	54,588	108,267	111,503
Intangibles amortization	2,717	1,501	4,304	2,499
Gross profit	75,039	66,138	146,690	132,885
Gross profit margin	57.4%	54.1%	56.6%	53.8%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP GROSS MARGIN BY BUSINESS UNIT (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Neuro:
GAAP Gross Profit	42,133	37,605	79,552	70,893
Amortization of intangibles	1,814	453	2,464	900
Acquisition charges	1,022	—	3,430	—
Recall accrual and remediation efforts	—	—	—	1,782
Non-GAAP Gross Profit	44,969	38,058	85,446	73,575
Non-GAAP Gross Margin	63.9%	64.2%	62.7%	63.7%

Newborn care:
GAAP Gross Profit	15,499	14,282	34,561	35,138
Amortization of intangibles	119	128	239	212
Recall accrual and remediation efforts	2,305	2,381	2,573	2,877
Restructuring and other non-recurring costs	2	1,684	2	1,684
Non-GAAP Gross Profit	17,925	18,475	37,375	39,911
Non-GAAP Gross Margin	61.6%	54.2%	62.3%	53.4%

Otometrics:
GAAP Gross Profit	17,407	14,251	32,577	26,854
Amortization of intangibles	784	919	1,602	1,388
Acquisition charges	50	2,401	50	4,370
Restructuring and other non-recurring costs	25	—	25	—
Non-GAAP Gross Profit	18,266	17,571	34,254	32,612
Non-GAAP Gross Margin	58.6%	61.0%	54.4%	57.7%

Consolidated:
GAAP Gross Profit	75,039	66,138	146,690	132,885
Amortization of intangibles	2,717	1,500	4,305	2,500
Acquisition charges	1,072	2,401	3,480	4,370
Recall accrual and remediation efforts	2,305	2,381	2,573	4,659
Restructuring and other non-recurring costs	27	1,684	27	1,684
Non-GAAP Gross Profit	81,160	74,104	157,075	146,098
Non-GAAP Gross Margin	62.1%	60.6%	60.6%	59.2%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GEOGRAPHIC REVENUE (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Consolidated Revenue:
United States	75,467	67,100	144,154	131,808
International	55,186	55,127	115,107	115,079
Totals	130,653	122,227	259,261	246,887

United States	58%	55%	56%	53%
International	42%	45%	44%	47%
Totals	100%	100%	100%	100%